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                                                                    Exhibit 21.1



                         SUBSIDIARIES OF THE REGISTRANT

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
                   SUBSIDIARY                                          STATE OF INCORPORATION
-------------------------------------------------                      ----------------------
1st Group Telecommunications, Inc.                                     Delaware
Ace/Putzel Electric, Inc.                                              Georgia
Aladdin-Ward Electric & Air, Inc.                                      Florida
Amber Electric, Inc.                                                   Florida
Anderson & Wood Construction Co., Inc.                                 Delaware
ARC Electric, Incorporated                                             Delaware
B. Rice Electric LP                                                    Texas
Bachofner Electric, Inc.                                               Delaware
Bear Acquisition Corporation                                           Delaware
Bexar Electric Company, Ltd.                                           Texas
Bexar Electric II LLC                                                  Arizona
Brink Electric Construction Co.                                        South Dakota
Britt Rice Electric, Inc.                                              Delaware
Britt Rice Holdings II LLC                                             Delaware
Britt Rice Holdings LLC                                                Arizona
Britt Rice Management LLC                                              Arizona
Bryant Electric Company, Inc.                                          North Carolina
BW Consolidated, Inc.                                                  Nevada
BW/BEC II LLC                                                          Arizona
BW/BEC, Inc.                                                           Delaware
BW/BEC, L.L.C.                                                         Nevada
Canova Electrical Contracting, Inc.                                    Delaware
Carroll Holdings II LLC                                                Delaware
Carroll Holdings LLC                                                   Arizona
Carroll Management LLC                                                 Arizona
Carroll Systems LP                                                     Texas
Carroll Systems, Inc.                                                  Delaware
Charles P. Bagby Co., Inc.                                             Alabama
Collier Electric Company, Inc.                                         Florida
Commercial Electrical Contractors, Inc.                                Delaware
Cross State Electric, Inc.                                             California
Cypress Electrical Contractors, Inc.                                   Delaware
Daniel Electrical Contractors, Inc.                                    Florida
Daniel Electrical of Treasure Coast, Inc.                              Florida
Daniel Integrated Technologies, Inc.                                   Florida
Davis Electrical Constructors, Inc.                                    South Carolina
Delco Electric, Inc.                                                   Delaware
DKD Electric Company, Inc.                                             New Mexico
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
ElectroTech, Inc.                                                      Nevada
EMC Acquisition Corporation                                            Delaware
Ernest P. Breaux Electrical, Inc.                                      Delaware
Federal Communications Group, Inc.                                     Delaware
Florida Industrial Electric, Inc.                                      Florida
General Partner, Inc.                                                  Alabama
Goss Electric Company, Inc.                                            Delaware
H.R. Allen, Inc.                                                       South Carolina
Hatfield Reynolds Electric Company                                     Arizona
Haymaker Electric, Inc.                                                Alabama
Holland Electrical Systems, Inc.                                       Delaware
Houston Stafford Holdings LLC                                          Arizona
Houston-Stafford Electric Holdings III, Inc.                           Delaware
Houston-Stafford Electrical Contractors, LP                            Texas
Houston-Stafford Holdings II LLC                                       Delaware
Houston-Stafford Management LLC                                        Arizona
Howard Brothers Electric Co., Inc.                                     Delaware
ICS Holdings LLC                                                       Arizona
ICS Integrated Communication Services LP                               Texas
IES Communications, Inc.                                               Delaware
IES Contractors Holdings LLC                                           Arizona
IES Contractors Management LLC                                         Arizona
IES Contractors, Inc.                                                  Delaware
IES ENC Management, Inc.                                               Delaware
IES ENC, Inc.                                                          Delaware
IES Federal Contract Group, LP                                         Texas
IES Holdings II LLC                                                    Delaware
IES Holdings LLC                                                       Arizona
IES Management LP                                                      Texas
IES Operations Group, Inc.                                             Delaware
IES Properties Holdings II LLC                                         Arizona
IES Properties Holdings, Inc.                                          Delaware
IES Properties Management, Inc.                                        Delaware
IES Properties, Inc.                                                   Delaware
IES Properties, LP                                                     Texas
IES Reinsurance, Ltd.                                                  Bermuda
IES Residential Group, Inc.                                            Delaware
IES Specialty Lighting, Inc.                                           Delaware
IES Ventures Inc.                                                      Delaware
Integrated Electrical Finance, Inc.                                    Delaware
Intelligent Building Solutions, Inc.                                   Delaware
J.W. Gray Electric Company, Inc.                                       Delaware
J.W. Gray Electrical Contractors, LP                                   Texas
J.W. Gray Holdings II LLC                                              Delaware
J.W. Gray Holdings, LLC                                                Arizona
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
J.W. Gray Management, LLC                                              Arizona
Kayton Electric, Inc.                                                  Nebraska
Key Electrical Supply, Inc.                                            Texas
Linemen, Inc. dba California Communications                            Delaware
Mark Henderson, Incorporated                                           Delaware
Menninga Electric, Inc.                                                Delaware
Mid-States Electric Company, Inc.                                      Delaware
Mills Electric LP                                                      Texas
Mills Electric Holdings II LLC                                         Delaware
Mills Electrical Contractors, Inc.                                     Delaware
Mills Electrical Holdings, LLC                                         Arizona
Mills Management LLC                                                   Arizona
Mitchell Electric Company, Inc.                                        Arizona
M-S Systems, Inc.                                                      Tennessee
Murray Electrical Contractors, Inc.                                    Delaware
NBH Holding Co., Inc.                                                  Delaware
Neal Electric LP                                                       Texas
Neal Electric Management LLC                                           Arizona
New Technology Electrical Contractors, Inc.                            Delaware
Newcomb Electric Company, Inc.                                         Delaware
Pan American Electric Company, Inc.                                    New Mexico
Pan American Electric, Inc.                                            Tennessee
Paulin Electric Company, Inc.                                          Delaware
Pollock Electric, Inc.                                                 Delaware
Pollock Summit Electric, LP                                            Texas
Pollock Summit Holdings II LLC                                         Delaware
Pollock Summit Holdings, Inc.                                          Arizona
PrimeNet, Inc.                                                         Delaware
Primo Electric Company                                                 Delaware
Raines Electric Company                                                Delaware
Raines Electric LP                                                     Texas
Raines Holdings II LLC                                                 Delaware
Raines Holdings LLC                                                    Arizona
Raines Management LLC                                                  Arizona
Riviera Electric LLC                                                   Delaware
RKT Electric, Inc.                                                     Delaware
Rockwell Electric, Inc.                                                Delaware
Rodgers Electric Company, Inc.                                         Washington
Ron's Electric, Inc., dba IES-North Plains                             Delaware
SEI Electrical Contractor, Inc.                                        Florida
Spectrol, Inc.                                                         Delaware
Summit Electric of Texas, Inc.                                         Delaware
T&H Electrical Corporation                                             Delaware
Tech Electric Co., Inc.                                                Delaware
Tesla Power (Nevada) II LLC                                            Delaware
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
Tesla Power (Nevada), Inc.                                             Nevada
Tesla Power & Automation, LP                                           Texas
Tesla Power GP, Inc.                                                   Delaware
Tesla Power Properties, LP                                             Texas
Thomas Popp & Company                                                  Ohio
Valentine Electrical, Inc.                                             Delaware
Wright Electrical Contracting, Inc.                                    Delaware
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